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EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


I hereby consent to the use incorporated by reference in this Form S-8 of our report dated April 6, 2001 , relating to the audited financial statements of New Pacific,Inc., included in the Form 10-SB.


                                                   William D. Lindberg, CPA

                                                   /s/ William D. Lindberg, CPA

Costa Mesa, California
January 23, 2002